Other Financial Liabilities (debt) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Categories of non-current financial liabilities [abstract]
Debt issuance costs		$ (3,803)	$ (3,119)
Sociedad Minera El Brocal S.A.A. [Member]
Categories of current financial liabilities [abstract]
Leases		0	161
Categories of non-current financial liabilities [abstract]
Senior unsecured credit facility (a)	[1]	1,280,000	1,400,000
Debt issuance costs		(11,512)	(10,171)
Senior unsecured credit facility, net		1,268,488	1,389,829
Shareholder loans (b)	[2]	0	606,014
Total non-current debt		1,268,488	1,995,843
Total Debt		$ 1,268,488	$ 1,996,004	$ 2,425,165	$ 452,850

[1]	In March 2014, the Company entered into a five-year, US$1.8 billion senior unsecured credit facility with several banks led by Citibank N.A. as the administrative agent. The disbursements were mainly used to finance a portion of the Company´s expansion project. As of March 31, 2017, the Company had repaid US$525 million of the credit facility. In June 2017, the Company entered into an amendment to the senior unsecured credit facility, which extends the maturity and increased the outstanding amount by US$225 million. After the amendment the balance of the total credit facility was US$1.5 billion. In December 2017, the Company repaid US$220 million. The balance of the total credit facility is US$1.3 billion as of December 31, 2017. The credit facility calls for amortization in four installments, with 15% of the total facility due on December 31, 2020 (US$5.0 million after the December 2017 repayment), 15% due on June 30, 2021 (US$225 million), 35% due on December 31, 2021 (US$525 million) and 35% due on June 19, 2022 (US$525 million). Interest on the credit facility is based on London Interbank Offered Rate (LIBOR) plus a spread (currently 1.9%) based on the Company´s total net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio, as defined in the agreement. As of result of the amended credit facility, the Company recognized charges of US$4.3 million to write off debt issuance costs and a charge of US$2.0 million for issuance costs related to debt extinguishment caused by the early December payment in the 2017 statements of comprehensive income (see Note 19). No letters of credit were issued and there are no guarantees provided for the credit facility as of December 31, 2017. Restrictive Covenants - The senior unsecured credit facility contains certain financial ratios that the Company must comply with on a quarterly basis, including a total net debt to EBITDA ratio and an interest coverage ratio, which are defined by the agreement. As of December 31, 2017, the Company was in compliance with all of its covenants.
[2]	In December 2014, the Company entered into shareholder loan agreements with, or affiliates of, FMC, Buenaventura and Sumitomo. During 2017, the Company repaid the outstanding balances of the shareholders loans, partly with proceeds from the amended senior unsecured credit facility discussed above.